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                                                                   EXHIBIT 10.11

                                                      Effective October 15, 1999


                              U.S. HOME CORPORATION

                           THIRD AMENDED AND RESTATED

                 CORPORATE OFFICERS AND PRESIDENTS OF OPERATIONS

                              RESTRICTED STOCK PLAN


     1.   PURPOSE.

     The purpose of the U.S. Home Corporation Third Amended and Restated Corporate Officers and Presidents of Operations Restricted Stock Plan (the "Plan") is to create incentives for the corporate officers and presidents of operations of U.S. Home Corporation (the "Company") to provide services to the Company over a long period of time and to enhance the level of performance of the Company by awarding such employees shares of Stock (as defined herein) subject to certain vesting requirements.

     2. ADMINISTRATION.

     (a) A committee (the "Committee"), which shall initially be the Compensation and Stock Option Committee of the board of directors of the Company (the "Board"), and which will be comprised of at least three members of the Board, all of whom are "disinterested persons" (as defined below), will (i) administer the Plan, (ii) establish, subject to the provisions of the Plan, such rules and regulations as it may deem appropriate for the proper administration of the Plan and (iii) make such determinations under, and such interpretations of, and take such steps in connection with, the Plan or the Stock issued thereunder as it may deem necessary or advisable. The members of the Committee may be appointed from time to time by the Board and serve at the pleasure of the Board. The Committee will hereinafter be referred to as the "Administrator."

     (b) For the purposes of this Section 2, a "disinterested person" is a person who, on a given date, is disinterested within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     3. STOCK.

     The stock which is the subject of the Plan will be the shares of common stock of the Company, $.01 par value per share (the "Stock"), whether authorized and unissued or treasury stock. The total number of shares of Stock which may be issued under the Plan will not exceed, in the aggregate, 250,000.

     4. AWARD OF STOCK.

     (a) All of the corporate officers and presidents of operations of the Company listed on Schedule A attached hereto (each an "Employee" and collectively, "Employees"), shall be eligible to receive Stock in accordance with the terms hereof.

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     (b) In consideration of future services to be provided by each Employee to the Company, each Employee shall be awarded, on a one-time basis, the number of shares of Stock, subject to the restrictions contained herein, determined by dividing $200,000 by the average closing price of the Stock on the New York Stock Exchange (the "NYSE") for the 10 consecutive trading days immediately following the date on which the Company releases its financial results for the fiscal year ending December 31, 1994; provided that no fractional shares of Stock shall be issued under the Plan.

     (c) The closing price of the Stock, as of any particular day, will be as reported in The Wall Street Journal; provided, however, that if the Stock is not listed on the NYSE on any applicable day, the closing price for such day will be not less than the fair market value of the Stock on such day, as determined by the Administrator based on such empirical evidence as it deems to be appropriate under the circumstances.

     (d) The Administrator shall have the right pursuant to the terms hereof to award Stock to any individual who becomes a corporate officer or president of operations of the Company after the effective date of the Plan and prior to the initial Vesting Date (as defined herein). The Administrator shall make such award substantially in accordance with the terms of the Plan, including the vesting requirements contained in Section 5 hereof, but shall be permitted to award a smaller number of shares of Stock based on the date on which the individual commences employment as a corporate officer or president of operations of the Company.

     5. VESTING

     (a) On each Vesting Date, unless all shares of Stock awarded to each Employee shall have previously vested with each Employee and subject to the forfeiture provisions contained herein, a percentage of the shares of Stock awarded hereunder to each Employee shall vest with each Employee such that the cumulative percentage of total shares of Stock vested with each Employee shall be the greatest of the applicable percentages set forth below:

     (i) (A)  20% as of the Vesting Date in the year 2000;
         (B)  40% as of the Vesting Date in the year 2001;
         (C)  60% as of the Vesting Date in the year 2002;
         (D)  80% as of the Vesting Date in the year 2003;
         (E)  100% as of the Vesting Date in the year 2004;

     (ii) If, on a Vesting Date, the Return on Assets Improvement (as defined herein) is:

         (A) greater than 1.05 and less than or equal to 1.10, then 40%;
         (B)  greater than 1.10 and less than or equal to 1.15, then 60%;
         (C)  greater than 1.15 and less than or equal to 1.20, then 80%;
         (D)  greater than 1.20, then 100%;

     (iii) If the Company achieves its Closing Goal (as defined herein) and the Return on Sales Improvement (as defined herein) is:


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         (A)  equal to or greater than 1.00 and less than 1.05, then 75%;
         (B)  greater than 1.05, then 100%;


     (iv) If, for the fiscal year 1999 or fiscal year 2000, the Company's Pre-tax Income (as defined herein) is $111.5 million or greater and (x) the Return on Sales for such fiscal year divided by (y) the Return on Sales for the fiscal year ended December 31, 1997, adjusted for any Significant Acquisition, rounded to the nearer hundredth, is equal to or greater than 1.05, then 100%;


provided, however, that no Employee shall be required to forfeit any shares of Stock previously vested hereunder.


For the purposes hereof:


     "Return on Assets Improvement" means (x) the sum of the Return on Assets for the two fiscal years of the Company immediately prior to the applicable Vesting Date divided by two, and the result divided by (y) the Return on Assets for the fiscal year ended December 31, 1994, rounded to the nearer hundredth.


     "Return on Assets" means (x) the amount contained in the Company's "income
(loss) before income tax" line-item for the applicable year of the Company as reported in the consolidated statements of operations set forth in the audited financial statements for the Company for such fiscal year, divided by (y) the Average Total Assets for such year.


     "Average Total Assets" means an amount equal to (x) (1) total housing assets at the beginning of the applicable fiscal year of the Company (as reported in the consolidated balance sheet set forth in the audited financial statements for the Company for the prior year), plus (2) total housing assets at the end of such fiscal year (as reported in the consolidated balance sheet set forth in the audited financial statements for the Company for such fiscal year), divided by (y) two.


     "Closing Goal" means closing 10,000 housing units for a fiscal year ending on or before December 31, 2000; provided, however, that the Closing Goal shall be adjusted upward by the Administrator to account for an increase in the number of closings that are the result of a Significant Acquisition.


     "Significant Acquisition" means the acquisition of a home building company whose operating revenue for the 12 months preceding the month in which the acquisition is closed was equal to or greater than 25% of the Company's operating revenue for such 12-month period.


     "Return on Sales Improvement" means (x) the Return on Sales for the fiscal year in which the Closing Goal is achieved, divided by (y) the Return on Sales for the fiscal year ended December 31, 1997, adjusted for any Significant Acquisition, rounded to the nearer hundredth.


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     "Return on Sales" means (x) the amount contained in the Company's "income
(loss) before income tax" line-item for the applicable year of the Company as reported in the consolidated statements of operations set forth in the audited financial statements for the Company for such fiscal year, divided by (y) the amount contained in the Company's "housing operating revenues" line-item for the applicable year of the Company as reported in the consolidated statements of operations set forth in the audited financial statements for the Company for such fiscal year. If a Significant Acquisition occurs, the income and revenues of the Significant Acquisition during the 12-month period preceding the acquisition shall be combined with the income and revenues of the Company for the fiscal year ended December 31, 1997 to determine the adjusted Return on Sales for the fiscal year ended December 31, 1997.


     "Pre-tax Income" means the amount contained in the Company's "income (loss) before income tax" line-item for the applicable year of the Company as reported in the consolidated statements of operations set forth in the audited financial statements for the Company for such fiscal year.


     (b) In the event an Employee is not employed by the Company on or prior to December 31 of any year which is immediately prior to any Vesting Date, due to voluntary termination of employment by the Employee or termination for Cause (as defined herein), all of the shares of Stock remaining to be vested with such Employee hereunder and all rights arising from such shares of Stock shall be forfeited by such Employee and returned to the Company.

     (c) For purposes of the Plan, a voluntary termination by an Employee will not be deemed to occur in the event such Employee is Constructively Terminated (as defined herein).

     (d) In the event an Employee is terminated without Cause prior to January 1, 2000, 20% of the shares of Stock awarded hereunder shall immediately vest with such Employee and the remaining shares of Stock to be vested hereunder and all rights arising from such shares of Stock shall be forfeited by such Employee and returned to the Company.

     (e) In the event there is a Change of Control (as defined herein), all shares of Stock remaining to be vested with such Employee hereunder shall immediately vest with such Employee. The Company shall immediately cause the issuance to such Employee of appropriate stock certificates representing such shares of Stock in such Employee's name in accordance with Section 6 hereof.

     (f) In the event an Employee dies, is Permanently Disabled (as defined herein), or retires (after not less than 20 years of employment by the Company), the Administrator shall have the authority, in its sole discretion, to vest such Employee (or such Employee's estate, if applicable) in as many shares of Stock as the Administrator shall deem appropriate, based upon such Employee's prior job performance.



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     (g) For purposes of the Plan:

         (i) "Base Salary" shall mean an amount equal to an Employee's maximum annual base salary in effect at any time after the effective date of the Plan, excluding any incentive compensation or bonus payable or paid to an Employee.

         (ii) "Cause" means (1) an Employee's continuing willful failure to perform his duties with respect to the Company (other than as a result of total or partial incapacity due to physical or mental illness), (2) gross negligence or malfeasance by an Employee in the performance of his duties with respect to the Company, (3) an act or acts on an Employee's part constituting a felony under the laws of the United States or any state thereof which results or was intended to result directly or indirectly in gain or personal enrichment by such Employee at the expense of the Company or (4) any other circumstances set forth in an employment agreement between the Company and such Employee which would constitute grounds for the Company to terminate the employment of such Employee for cause (as defined in the applicable employment agreement).

         (iii) "Change of Control" shall mean any of the following: (i) a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to
Section 13(d) of the Exchange Act, disclosing that any person or group of persons (within the meaning of Section 13(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), is the beneficial owner (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company (as determined under paragraph (d) of Rule 13d-3 under the Exchange Act, in the case of rights to acquire the Stock, (ii) any transaction or a series of related transactions (as a result of a tender offer, merger, consolidation or otherwise whether or not the Company is the continuing or surviving entity) that results in, or that is in connection with, any person or group of persons (within the meaning of Section 13(d) of the Exchange Act), other than the Company (or one of its subsidiaries) or any employee benefit plan sponsored by the Company (or one of its subsidiaries), acquiring beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company (as determined under paragraph (d) of Rule 13d-3 under the Exchange Act, in the case of rights to acquire the Stock) or of any person or group of persons (within the meaning of Section 13(d) of the Exchange Act) that possesses beneficial ownership (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of fifty percent (50%) or more of the combined voting power of the then outstanding equity of the Company; (iii) the sale, lease, exchange or other transfer of all or substantially all of the assets of the Company to any person or group of persons (within the meaning of Section 13(d) of the Exchange Act) in one transaction or a series of related transactions; provided, that a transaction where the holders of all classes of the then outstanding equity of the Company immediately prior to such transaction own, directly or indirectly, fifty percent (50%) or more of the aggregate voting power of all classes of equity of such person or group immediately after such transaction will not be a Change of Control under this clause (iii); (iv) the liquidation or dissolution of the Company; provided, that a liquidation or dissolution of the Company which is part of a transaction or series of related transactions that does not constitute a


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Change of Control under the "provided" clause of clause (iii) above will not constitute a Change of Control under this clause (iv); or (v) a change in a majority of the members of the Board of Directors of the Company within a 12-month period, unless the election or nomination for election by the Company's stockholders of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such 12-month period.

         (iv) "Constructively Terminated" means (1) a reduction in an amount equal to or greater than 15 percent of an Employee's Base Salary, (2) a material reduction in an Employee's job function, duties or responsibilities or (3) a required relocation of an Employee of more than 50 miles from such Employee's current job location; provided, however, that the employment with the Company or its divisions or subsidiaries of a President of Operations will not be deemed to be Constructively Terminated in the event he or she is required to be a Division Chairman or Division President with the Company or its divisions or subsidiaries and has job functions, duties or responsibilities of a Division Chairman or Division President and/or is required to relocate in connection with such change in position; provided, further, that the employment of an Employee will not be deemed Constructively Terminated unless such Employee actually terminates his or her employment with the Company within 60 days after the occurrence of an event specified in clause (1), (2) or (3) above.

         (v) "Permanently Disabled" means physical or mental incapacity of such nature that an Employee is unable to engage in or perform the principal duties of his customary employment or occupation on a continuing or sustained basis. All determinations as to the date and extent of disability of any Employee shall be made by the Administrator upon the basis of such evidence as it deems necessary or desirable.

         (vi) "Vesting Date" means the date each year, commencing in 2000, on which the Company releases its financial results for the previous fiscal year.

     6. STOCK CERTIFICATES.

     (a) Each Employee shall receive a stock certificate reflecting the number of shares of Stock awarded hereunder. Such certificate shall be registered in the name of such Employee and shall bear the following legend:

      "The securities (the "Shares") represented by this stock certificate are restricted by the terms of the U.S. Home Corporation Corporate Officers and
      Presidents  of  Operations  Restricted  Stock Plan
      ("Restricted Stock Plan"), effective as of January
      1, 1995, which contains provisions affecting the rights and obligations of the holder of the Shares and restrictions on the transfer of the Shares.
      Any transfer of the Shares represented by this stock certificate in violation of the Restricted
      Stock Plan is null and void."

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     (b) The Administrator may, in its sole discretion, require that the stock certificates evidencing the shares of Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of receiving the shares of Stock, the Employee shall have delivered a stock power, endorsed in blank, relating to the shares of Stock. If and to the extent any shares of Stock vest with an Employee in accordance with terms hereof, stock certificates for the appropriate number of unrestricted shares of Stock shall be delivered promptly to the Employee. Shares of Common Stock will not be released to an Employee unless and until the amount of federal, state or local taxes required to be withheld has been paid or satisfied. Tax withholding liabilities may be satisfied by the Employee relinquishing shares of Common Stock vested pursuant to the Plan, valued at the market price of the Common Stock on the date such shares of Common Stock are released to the Employee.

     7.   TERM AND EFFECTIVE DATE.

     The Plan will become effective upon (i) approval by the Board and (ii) approval by the affirmative vote of a majority of the shares of voting capital stock of the Company present or represented and entitled to vote at the 1995 annual meeting of the Company's stockholders. Subject to Section 15 hereof, the Plan shall terminate upon issuance and vesting of the Stock issuable pursuant to the Plan.

     8.   TRANSFERABILITY.

     Employees shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of Stock awarded hereunder prior to the vesting of such shares of Stock. Upon vesting of such shares of Stock, an Employee will only transfer such shares of Stock in compliance with applicable federal and state securities laws. Employees who are affiliates of the Company may generally dispose of their shares in accordance with Rule 144 promulgated under the Securities Act of 1933, as amended.


     9.   RIGHTS AS A STOCKHOLDER.

     Except as provided in Section 8 hereof or this Section 9, Employees shall have, with respect to any shares of Stock remaining to be vested hereunder, all of the rights of stockholders of the Company, including the right to vote such shares of Stock and to receive any cash dividends. Stock dividends, if any, issued with respect to such shares of Stock shall be subject to the same restrictions and other terms and conditions hereunder that apply to such shares of Stock.

     10.  INVESTMENT PURPOSE.

     At the time of issuance of any shares of Stock, the Administrator may, if it will deem it necessary or desirable for any reason, require an Employee to represent in writing to the Company that (a) it is such Employee's then intention to acquire the Stock for investment purposes and not with a view to the distribution thereof and/or (b) upon acquisition of the Stock, the Employee will not beneficially own in excess of 4.9 percent of the value of the equity

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securities (as defined in Rule 3a11-1 under the Exchange Act) of the Company;
provided that for purposes of this Section 10(b), all outstanding options and convertible securities to acquire Stock shall be deemed to be exercised or converted; provided, further, that this Section 10(b) shall be inoperative after June 21, 1995.

     11.  RIGHT TO TERMINATE EMPLOYMENT.

     Nothing contained herein will restrict the right of the Company to terminate the employment of any Employee at any time.

     12.  FINALITY OF DETERMINATIONS.

     Each determination, interpretation, or other action made or taken pursuant to the provisions of the Plan by the Administrator will be final and be binding and conclusive for all purposes.

     13.  SUBSIDIARY AND PARENT CORPORATIONS.

     Unless the context requires otherwise, references under the Plan to the Company will be deemed to include any subsidiary corporations and parent corporations of the Company, as those terms are defined in Section 424 of the Internal Revenue Code of 1986, as amended.

     14.  GOVERNING LAW.

     The Plan will be governed by the laws of the State of Delaware.

     15.  AMENDMENT AND TERMINATION.

     The Administrator may at any time terminate, amend or modify the Plan in any respect it deems suitable; provided, however, that, solely with respect to persons subject to Section 16 of the Exchange Act, no such action of the Administrator, without the approval of the stockholders of the Company, may (i) materially increase the benefits accruing to employees eligible to receive Stock under the Plan, (ii) materially increase the total amount of Stock which may be awarded under the Plan or (iii) materially modify the requirements for participation in the Plan; provided, further, that no amendment, modification or termination of the Plan may in any manner affect any Stock (whether vested or not) theretofore awarded under the Plan without the consent of the Employee to whom Stock has been awarded.

     16.  OVERRIDE.

     (a) With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.


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     (b) All transactions pursuant to terms of the Plan, including, without limitation, awards and vesting of Stock, shall only be effective at such time as counsel to the Company shall have determined that such transaction will not violate federal or state securities or other laws. The Administrator may, in its sole discretion, defer the effectiveness of such transaction to pursue whatever actions may be required to ensure compliance with such federal or state securities or other laws.



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                                   SCHEDULE A



CORPORATE OFFICERS                             PRESIDENTS OF OPERATIONS

Robert J. Strudler                             Sam B. Crimaldi
Isaac Heimbinder                               James R. Petty
Gary L. Frueh                                  Christopher B. Rediger
Craig M. Johnson                               Michael T. Richardson
Thomas A. Napoli                               Philip J. Walsh III
Chester P. Sadowski
Richard G. Slaughter
Kelly F. Somoza



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